UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Johnson Mutual Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JOHNSON MUTUAL FUNDS TRUST
On Behalf
of the

Johnson Equity Income Fund	Johnson Growth Fund	Johnson Disciplined Mid-Cap Fund
Johnson International Fund	Johnson Realty Fund	Johnson Municipal Income Fund
JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III
Johnson Enhanced Return Fund	Johnson Fixed Income Fund

A Message From the Funds’ President

[      ], 2013

Dear Shareholder:

Johnson Mutual Funds Trust (the “Trust”) will hold a Special Meeting of Shareholders on August 28, 2013 at 8:30 a.m. at the offices of the Adviser, Johnson Investment Counsel Inc., in Cincinnati, Ohio. The purpose of the meeting is to elect the Board of Trustees for Johnson Mutual Funds Trust (“Trust”) and each of its series funds (each a “Fund” and together, the “Funds”). Five of the six nominees for Trustee are independent of management. Four of the nominees already serve as Trustees of the Trust. This group of individuals nominated defines integrity, professionalism and commitment necessary to look out for the best interest of the shareholders of the Trust.

You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. Please be sure to vote and return all ballots if you receive ballots for multiple funds. You can vote by simply signing and mailing the enclosed proxy voting ballot(s) in the postage-paid envelope.

We request that you vote “FOR” each of the nominees by completing the enclosed proxy ballot and returning in the postage paid envelope. If you have any questions, please give your Portfolio Manager or Marc Figgins, the Manager of our Mutual Funds Department, a call. We will be glad to help assist you or answer any questions you may have in this matter. Thank you for your assistance and confidence in us to serve your investment needs.

Sincerely,

Timothy E. Johnson
President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS FOR THE JOHNSON MUTUAL FUNDS

Please read the entire proxy statement. Below is a brief question and answer overview of the matter to be voted upon. Your vote is important. If you have questions regarding the proposals, please call your Portfolio Manager or Marc Figgins at (513) 661-3100 in the Cincinnati area or (800) 541-0170 outside of Cincinnati. We appreciate the confidence you have placed in the Johnson Mutual Funds and look forward to helping you achieve your financial goals through our services.

What proposal am I being asked to vote on?

You are being asked to vote on the following proposal:

To elect members of the Board of Trustees of the Johnson Mutual Funds Trust

Johnson Mutual Funds Trust (“Johnson Mutual Funds” or the “Trust”) will hold a meeting of shareholders on August 28, 2013 in Cincinnati, Ohio. We urge you to vote on the proposal described in this Proxy Statement and recommend that you read the Proxy Statement in its entirety — the explanations in the Proxy Statement will help you decide how to vote.

Q:	What issues am I being asked to vote on?
A:	You are being asked to elect a Board of Trustees (“Board”) comprised of six individuals to oversee the Trust and its series funds (each a “Fund” and collectively, the “Funds”).
Q:	Why are Trustees being elected? I don’t recall having to do this in the past with my Funds at Johnson.
A:	The Trustees on the Board serve as Fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. Certain federal regulations require that a majority of Trustees be elected by shareholders. In addition, the Board may fill vacancies or appoint new Trustees only if at least two-thirds of the Trustees have been elected by shareholders immediately following their appointment.

The Board currently consists of five Trustees, three of whom have been elected by shareholders and two who were appointed. The Board’s Nominating Committee selected the 5 current board members (Timothy E. Johnson, Ronald P. McSwain, James J. Berrens, John R. Green and Kenneth S. Shull) to be re-elected and nominated Jeri B. Ricketts as a new nominee of the Trust.

The Board’s Nominating Committee also considered that each Nominee had extensive business experience. It was the determination of the Nominating Committee that each Nominee would bring unique skills and business experience to the job of Trustee of the Trust and that the Nominees’ skills and experience complemented one another.

All of the Nominees other than Mr. Johnson are independent from management of the Funds. Nominees Timothy Johnson, Ronald McSwain and Ken Shull have been Trustee of the Trust since 1992 and were last elected by shareholders at that time. Nominees John Green and James Berrens were appointed by the Board as a Trustee in 2005. Nominee Jeri Ricketts has not served previously but was nominated unanimously by the Fund’s Nominating Committee.

Q:	Has the Funds’ Board Approved the Proposals?
A:	Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the election of each Nominee to the Board.
Q:	Why am I being asked to vote?
A:	You are, or were as of the record date [ ], a shareholder of one or more of the Funds listed in the Proxy Statement. The election of the Nominees to the Board requires the approval of Fund shareholders.
Q:	What is the deadline for submitting my vote?
A:	Any time before the commencement of the actual Shareholder Meeting.

Q:	Will voting increase the fees and expenses of my Fund?
A:	All current fee and expense structures will remain the same.
Q:	How do I vote my shares?
A:	Please vote your shares by completing and signing the enclosed proxy ballot and mailing it in the enclosed postage paid envelope. We encourage you to contact your Portfolio Manager or Marc Figgins at the numbers listed above with any questions.
Q:	How do I sign the proxy card?
A:	You should sign your name exactly as it appears on the enclosed proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority — for example, “John Brown, Custodian.”
Q:	When and where will the meeting be held?
A:	The meeting will be held at Johnson Investment Counsel, Inc. on August 28, 2013 at 8:30 a.m.. The office is located at 3777 West Fork Road, Cincinnati, Ohio. However, you do not need to attend the meeting and can simply vote through the proxy process.

JOHNSON MUTUAL FUNDS TRUST
On Behalf
of the

Johnson Equity Income Fund	Johnson Growth Fund	Johnson Disciplined Mid-Cap Fund
Johnson International Fund	Johnson Realty Fund	Johnson Municipal Income Fund
JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III
Johnson Enhanced Return Fund	Johnson Fixed Income Fund

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on August 28, 2013 at 8:30 a.m.
3777 West Fork Road
Cincinnati, Ohio 45247

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders (“Meeting”) of Johnson Mutual Funds Trust (the “Trust”) and its series funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of the Funds’ investment manager, Johnson Investment Counsel, Inc., (“Adviser”) 3777 West Fork Road, Cincinnati, Ohio 45247, on Monday, August 28, 2013, at 8:30 a.m. Eastern Time, for the following purposes:

1.	To elect members of the Board of Trustees (“Board”) comprised of six individuals.
2.	To transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

The proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting or any adjournments thereof if you owned shares of a Fund at the close of business on            .

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 28, 2013.

The Proxy Statement is available at www.johnsonmutualfunds.com. In addition to accessing the Proxy Statement at the website listed above, shareholders may access a sample proxy card and additional solicitation materials.

By order of the Board of Trustees,

Jennifer J. Kelhoffer, Secretary
Johnson Mutual Funds Trust

Dated:
Cincinnati, Ohio

JOHNSON MUTUAL FUNDS TRUST
3777 West Fork Road
Cincinnati, Ohio 45247

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
JOHNSON MUTUAL FUNDS

Johnson Equity Income Fund	Johnson Growth Fund	Johnson Disciplined Mid-Cap Fund
Johnson International Fund	Johnson Realty Fund	Johnson Municipal Income Fund
JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III
Johnson Enhanced Return Fund	Johnson Fixed Income Fund

TO BE HELD ON AUGUST 28, 2013 AT 8:30 A.M
Dated: June 30, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the Johnson Mutual Funds Trust (the “Trust”) to be used at the Special Meeting of Shareholders of the Johnson Mutual Funds (the “Funds”) and at any adjournments thereof. The Meeting will be held on August 28, 2013 at 8:30 a.m. at 3777 West Fork Road, Cincinnati, Ohio, the office of the Funds’ investment adviser, Johnson Investment Counsel, Inc. (“Adviser”) Shareholders of each Johnson Mutual Fund will vote separately.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy ballot on or about June 30, 2013. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust or Johnson Investment Counsel, Inc. If a Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Johnson Investment Counsel, Inc. will pay the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations.

If the enclosed proxy ballot is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy ballot, by the Trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxy ballots solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy ballot, it will be voted FOR the matters specified on the proxy ballot. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of the proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Johnson Trust Company will vote shares for all accounts whereby they serve as trustee for these accounts.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shareholders of record at the close of business on [           ] 2013 will be entitled to vote at the Meeting. The following table indicates the shares of the funds issued and outstanding as of this date. Each such shareholder will be entitled to one vote for each share held on that date. Full and fractional shares will be voted.

FUND	SHARES OUTSTANDING
Johnson Growth Fund	[ X ]
Johnson Disciplined Mid-Cap Fund	[ X ]
Johnson Realty Fund	[ X ]
Johnson Fixed Income Fund	[ X ]
Johnson Municipal Income Fund	[ X ]
Johnson International Fund	[ X ]
Johnson Equity Income Fund	[ X ]
Johnson Enhanced Return Fund	[ X ]
JIC Institutional Bond Fund I	[ X ]
JIC Institutional Bond Fund II	[ X ]
JIC Institutional Bond Fund III	[ X ]

For a free copy of a Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2012 and most recent Semi-annual Report, call (513) 661-3100 or 1-800-541-0170.

This Proxy Statement is being furnished to the shareholders of the series funds listed above (each a “Fund” and collectively, the “Funds”) of Johnson Mutual Funds Trust, an Ohio Business Trust (“Johnson Mutual Funds” or the “Trust”). Proxies for the Meeting of Shareholders (“Meeting”) are being solicited by and on behalf of the Board of Trustees (“Board”).

The Meeting will be held at the offices of the Funds’ investment manager, Johnson Investment Counsel, Inc. (“Johnson”), 3777 West Fork Road, Cincinnati, Ohio 45247 on Monday, August 28, 2013, at      a.m. Eastern Time. The Meeting may be postponed or adjourned to a later date, as necessary. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about June 30, 2013. The Board has fixed the record date as of the close of business on            . If you were a shareholder of a Fund at the close of business on the record date, you are entitled to notice of, and to vote at, the Meeting.

PART 1 — AN OVERVIEW

The Board of Trustees of the Trust (the “Board”) has sent you this Proxy Statement to ask for your vote on proposals affecting your Fund. The Trust will hold the first Special Meeting at 8:30 A.M., Eastern Time on August 28, 2013 at the office of the Adviser located at 3777 West Fork Road, Cincinnati, Ohio 45247 in order to consider the proposals described below.

The Board has fixed the close of business on [           ] as the Record Date to determine the shareholders who are entitled to Notice of each applicable Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PART 2 — YOUR FUND'S PROPOSALS

PROPOSAL 1 ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the “Nominees”), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Five of the six nominees are presently Trustees of the Trust.

Background

Federal law generally requires that a majority of the Trust's Trustees be elected by shareholders. The Board may appoint new Trustees to fill vacancies provided that immediately after the appointment of a new Trustee, at least two-thirds of the Trustees shall have been elected by shareholders. The Board currently consists of five Trustees, three of whom have been elected by shareholders and two of whom have been appointed to fill a prior vacancy. In order to build for future succession planning, the Board has decided to execute this proxy process so that all Trustees serving are elected. Dr. Jeri Ricketts is the only new nominee who has not served as Trustee in the past. Dr. Timothy E. Johnson is the only “interested” nominee recommended for election.

Who are the Nominees to the Board?

The six people listed below have been nominated for election as Johnson Mutual Funds Trustees by the Board’s Nominating Committee (“Nominating Committee”). Currently, there are no planned departures from the current Trustees. Ms. Jeri Ricketts is being added to provide more long-term depth to the current Board. The Nominating Committee has selected the remaining Trustees to also stand for re-election. The Board’s Nominating Committee also considered that each Nominee had extensive business experience that would serve the Trust well. It was the sense of the Nominating Committee that each Nominee would bring unique skills and business experience to the job of Trustee of the Trust and that the Nominees’ skills and experience complemented one another. The Nominating Committee noted that the Board has always operated with a high level of character and integrity and that each nominee would continue this past history.

You are being asked to elect the following Nominees:

•	Mr. Ronald H. McSwain
•	Mr. Kenneth S. Shull
•	Mr. John R. Green
•	Mr. James J. Berrens
•	Dr. Jeri B. Ricketts
•	Dr. Timothy E. Johnson

Nominees for Election to the Board

The following tables summarize information about the Nominees. The Board of Trustees oversees the 11 funds of The Johnson Mutual Funds Trust. There is no defined term of office, and each Nominee, if elected, may serve until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

Independent Nominees Presently Serving as Independent Trustees

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER PUBLIC DIRECTORSHIPS HELD
INDEPENDENT TRUSTEES
Ronald H. McSwain (70) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
Kenneth S. Shull (84) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired from The Procter & Gamble Company	11	None
John R. Green (70) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (47) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Independent Nominee Not Currently Serving As Trustee: Dr. Jeri B Ricketts (55) 3777 West Fork Rd. Cincinnati, OH 45247	NA	NA	Various positions at the University of Cincinnati including Director of Carl H. Lindner Honors-PLUS Program within the College of Business; Interim Department Head of Accounting, Associate Professor University of Cincinnati;	NA	None
Interested Nominee Presently Serving as Trustee Timothy E. Johnson (71) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	None

What are the Board’s responsibilities?

The primary responsibility of the Board is to oversee the management of the Funds for the benefit of shareholders. The Board also oversees the operation of the Funds by its officers and various service providers as they affect a Fund, but the Board does not actively participate in the day-to-day operations of the Funds.

At least annually, the Board reviews and evaluates the advisory fees paid by each Fund. Other than commissions, the Adviser pays all other expenses of the Funds. There were four regular meetings and one special meeting of the Board during the Trust’s fiscal year ended December 31, 2012. The Trust is not required to convene annual shareholder meetings so there is no policy requiring Trustee attendance at those meetings.

Information about the Board

The Board currently has an Audit Committee and Nominating Committee. Each of the Independent Trustees serves as a member of each of these Committees

Audit Committee:  The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, the systems of internal controls and the independent audit of the Funds. The Audit Committee has received the written disclosures and letters required by the applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also meets privately with representatives of the independent accountants to review the scope and results of audits. Mr. Berrens currently serves as the Audit Committee Chairman. There is currently no member of the Committee deemed as a Financial Expert. This Committee met two times during the fiscal year ended December 31, 2012.

Nominating Committee:  The primary purpose of the Nominating Committee is to the nomination and selection of Trustees. Mr. Green currently serves as the Nominating Committee Chairman. The Committee did not meet during fiscal year ended December 31, 2012.

For the fiscal year ended December 31 2012, each current Trustee attended 100% of the meetings of the Board and of any committees on which he served.

Trust Ownership

No Independent Nominee (or any immediate family member) owns beneficially or of record an interest in Johnson Investment Counsel, Inc., the Trust's investment adviser (the “Adviser”).

The following table shows the dollar ranges of Fund shares (and shares of all series of the Johnson Mutual Funds Trust ) beneficially owned by the Nominees in the Funds and in the Johnson Mutual Funds as of December 31, 2012:

The dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Trust as of December 31, 2012, are as follows:

	Timothy E. Johnson	Ronald H. McSwain	Kenneth S. Shull	James Berrens	John Green	Jeri Ricketts
Growth Fund	Over $100,000	Over $100,000	None	$10,001 – $50,000	None	None
Disciplined Mid-Cap Fund	Over $100,000	Over $100,000	None	$10,001 – $50,000	None	None
Realty Fund	Over $100,000	None	None	None	None	None
Equity Income Fund	Over $100,000	$50,001 – $100,000	$10,001 – $50,000	None	None	None
International Fund	Over $100,000	$10,001 – $50,000	None	None	None	None
Fixed Income Fund	Over $100,000	None	$10,001 – $50,000	$10,001 – $50,000	None	None
Municipal Fund	None	None	None	None	None	None
Johnson Enhanced Return Fund	Over $100,000	None	None	None	None	None
JIC Institutional Bond Fund I	None	None	None	None	None	None
JIC Institutional Bond Fund II	None	None	None	None	None	None
JIC Institutional Bond Fund III	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Held in All Johnson Mutual Funds	Over $100,000	Over $100,000	$50,001 – $100,000	$50,001 – $100,000	None	None

Compensation

The compensation paid to the Trustees of the Trust for the year ended December 31, 2012 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX)
Timothy E. Johnson	$0
Ronald H. McSwain	$9,500
Kenneth S. Shull	$9,500
James J. Berrens	$9,500
John R. Green	$9,500

Recommendation

The Board unanimously recommends that shareholders vote “FOR” the election of the Nominees as Trustees of the Trust included as Proposal 1.

3777 West Fork Road
Cincinnati, OH 45247

THIS PROXY BALLOT IS ONLY VALID WHEN SIGNED AND DATED. PLEASE RETURN
THIS ENTIRE FORM IN THE POSTAGE PAID ENVELOPE

Fund Name from Mail Merge __________________ Account Number from Mail Merge _______________

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints Jennifer Kelhoffer and Marc E Figgins, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson Mutual Fund indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the offices of Johnson Investment Counsel, Inc., 3777 West Fork Rd, Cincinnati, OH 45247, on August 28, 2013 at 8:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope
TO VOTE, MARK ONE BOX IN INK.

1. A proposal to elect six Trustees.	FOR	WITHHOLD
1. Mr. Ronald H. McSwain	☐	☐
2. Mr. Kenneth S. Shull	☐	☐
3. Mr. John R. Green	☐	☐
4. Mr. James J. Berrens	☐	☐
5. Dr. Jeri B. Ricketts	☐	☐
6. Dr. Timothy E. Johnson	☐	☐
2. Any other business that may come up at the Special Meeting.

This proxy may be revoked by the Shareholder at any time prior to the Meeting.
This proxy is solicited by the Board of Trustees, which recommends voting “FOR” all nominees.

DATE

SIGNATURE(S) (Titles if applicable)	SIGNATURE(S) (Titles if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Please refer to the Proxy Statement discussion for discussion of the matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF THIS PROXY IS PROPERLY EXECUTED AND NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.